SPAR

Midwest IDEAS Investor Conference

August 2022

UNLOCKING OUR POTENTIAL

Mike Matacunas
Chief Executive Officer

Disclaimer

This Presentation contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SPAR Group, Inc., and its subsidiaries (the "Company"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Presentation may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance, including, in particular, the company's priorities and goals, or other information respecting the potential negative effects of the Coronavirus and COVID-19 pandemic on Company's business, cash flow or financial condition. The Company's forward-looking statements also include (without limitation) those made in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the "SEC") on April 15, 2022, and the First Amendment to the Company's Annual Report on Form 10-K/A for the year ended December 31, 2021, as filed with the SEC on May 2, 2022, in "Business", "Risk Factors", "Legal Proceedings", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Directors, Executive Officers and Corporate Governance", "Executive Compensation", "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters", and "Certain Relationships and Related Transactions, and Director Independence". The Company's forward-looking statements also may include (without limitation) updates and other disclosures made in the Company's Quarterly Reports (including those filed with the SEC on May 16 and August 15, 2022), Current Reports and other SEC filings since that Annual Report was filed.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Presentation, but you should not place undue reliance on any of them, including, in particular, the company's priorities and goals. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company, the Company's ability to achieve its Priorities and Goals (including those listed on page 11 hereof), and the value of your investment in the Company's Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Presentation, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

SPAR

Mike Matacunas
President & CEO

Joined February 22, 2021

- Fortune 150 c-suite executive with 30+ years in retail, consumer goods, technology and services
- Proven, successful track record turning around companies, growing businesses and driving shareholder value
- Developed new, global vision to differentiate SPAR to capture share and improve profitability
- Seized the opportunity to take an undervalued business with incredible clients and turn it into a driver of retail transformation
- Delivered $255M of TTM revenue in first 12 months – highest in company's history
- Reported Q2 net income increase of 123% and gross margin expansion of 120 basis points; both over prior year quarters



Investment Thesis

SPAR

1. Demonstrated significant growth opportunities in clients, within geographies and across countries
2. Deeply integrated resources and technology in more than 300 clients; a "blue chip" client base with long-term relationships
3. Changing instore experiences, expanding into micro—fulfillment services and building upon 25,000+ associates to capture greater share of a $40b+ addressable market.
4. Strong financial profile, recurring revenue and profits, global reach
5. A proven executive leadership team with a history of growth and shareholder value creation

SPAR is at the center of the transformation occurring in the retail and consumer goods industries

Our Business is Global, Diversified and Growing

F21 Net Revenues $255.7m

Where We Sell



Americas
70%
EMEA
15%
APAC
15%

NASDAQ: **SGRP**

FY21 Net Revenues $255.7m

Cash $13.5m
Accounts Receivable $54.2m
Debt – short & long term $11.7m
As of December 31, 2021
Balance Sheet is Consolidated

Founded: 1967
Publicly traded company: 1999
Headquarters: Michigan, US

Operating in 9 countries:

- *United States*
- *Canada*
- *Japan*
- *Brazil*
- *South Africa*
- *Mexico*
- *China*
- *India*
- *Australia*

Mix of wholly owned and JV businesses

Resources

Number of Associates	Offices Around the World	Clients
25,000+	**28**	**300+**

Strong Q2 Performance

SPAR

Fiscal 2022 2Q Results

$68m
Revenue

+16%
U.S. Revenue

+260bps
Americas Margin

123%+ YoY
Net Income Growth

**Non GAAP Consolidated Adjusted EBITDA is reconciled to GAAP measures in the appendix to this deck. EBITDA reported in this slide is Consolidated Adjusted EBITDA.*

- Revenue up 1%
- Gross Profit up 120 basis points
- Operating profit up 25%
- Net Income $1.15M, up 123%
- Americas business now 79% of total revenue and growing
- Americas Gross Profit up 260 bps
- EMEA revenue up 7% and gross profit up 120 basis points
- Adjusted for China and Mexico cycling of labor law, revenue grew 10%+

Long-Standing Relationships With The World's Best Companies

SAMPLE

Walmart — Save money. Live better.
CVS
DOLLAR TREE
DOLLAR GENERAL
TARGET
MCKESSON
MJHolding

Staples
Advance Auto Parts
RaceTrac
FAMILY DOLLAR
SAMSUNG
O'Reilly AUTO PARTS
PETSMART
FOSTER GRANT

P&G
CLOROX
TELUS
KraftHeinz
Red Bull
W WOOLWORTHS

Coca-Cola
Heineken
Google Play
FOSSIL GROUP
Kimberly-Clark
motorola
Cadbury

NIVEA
Mars
BRITA
Cargill
BOSE
Nestlé
incomm

sodastream
Square
Canon
Lindt MASTER CHOCOLATIER SINCE 1845
General Mills
JDE

Solving Market Needs & Gaining Market Share

Making Retail Relevant Again



- Remodeling stores
- Changing stores for digital
- Resetting categories
- Opening fulfillment-only stores

$20b+ Addressable Mkt

Changing the Instore Shopping Experience



- Installing creative displays
- Facilitating pop-up stores
- Leveraging digital signage

$14b+ Addressable Mkt

Expanding into Micro-Fulfillment



- Providing fulfillment resources
- Managing signage and kiosk fulfillment
- Staging fixtures and product

$1.6B+ Addressable Mkt

Leveraging the "Crowd"



- Capturing "Crowd" pictures
- Identifying brand opportunities
- Performing virtual audits

$5.7b+ Addressable Mkt

Source: LogisticsIQ March 2022 study, IbisWorld, Allied Market Research

Innovating to Capture Spend and Drive Efficiencies

- **Embedded image recognition** to process 14m+ pictures of the "perfect store"
- **End-to-end bot technology** to drive recruiting
- **Daily immediate pay for U.S. workers** to attract and retain talent
- **Advanced analytics and insights** to differentiate SPAR with clients
- **Proprietary routing software** integrated with Google to leverage field resources
- **Building gamified learning tools** to reach the next generation of merchandisers


SPAR

Offering a Portfolio of Services to Transform the Industry

SPAR

Merchandising

We provide in store merchandising services to ensure our client's product is compelling, exciting and perfectly displayed in front of each consumer.

- Display Setup and Shelf Services
- Category and Product Resets
- POP Install and Management
- Plan-o-gram Maintenance
- Stock Replenishment

Retail

We provide experienced resources to retailers to remodel, reset and repurpose the store footprint. We also provide services to enable kiosks, pop-up stores and merchandise assembly.

- Store Remodels
- Store Downsizings
- Pop-Up Store Services
- Fixture and Banner Installations
- Merchandise Assembly

Digital

We offer online digital merchandising and marketing services to drive consistent brand and price integrity.

- Digital Signage
- Digital Shelf Management
- Omni-Channel Audits
- Digital Merchandising

Marketing

We provide marketing services to generate excitement for products and ensure each product stands out on the shelf and online.

- Creative Services
- Brand Marketing
- Sales Assistance
- Product Activation
- Experience Design

Sales

We provide experienced resources as sales and field associates to expand brand and retailer sales capacity.

- Demand Generation
- Sales Assistance
- Experiential Marketing

Fulfillment

We provide experienced resources to staff manufacturer and retailer distribution centers. We enable flexible supply chain operations.

- Distribution Center Staffing
- Pop-Up Fulfillment Services
- Special Projects

Priorities and Goals to Drive Shareholder Value

SPAR

Operational Priorities

- **Drive Revenue Growth** – 8-15% annual revenue growth on a path to $500m+
- **Expand Services** – add $150m+ of new revenue from new businesses and markets
- **Increase Profitability** – 250+ bps improvement in gross profit to drive profit and provide capital for accelerated growth
- **Leverage Technology** – build, partner, buy solutions that drive client sales, profits and operating efficiencies

Goals

- **Revenue $500m+**
- **Consolidated Adj. EBITDA $32-$36m**
- **Consolidated Adj. EBITDA margin improvement from historic 4-6% to 6-9%**

GAAP to Non-GAAP Consolidated Adjusted EBITDA reconciliation in the appendix to this deck.


Revenues (in millions)
$600
$500
$400
$300
$200
$100
$0
$181.4
$229.2
$252.9
$230.5
$255.7
$500.0
2017
2018
2019
2020
2021
2027+ Goal


Consolidated Adj. EBITDA (in millions)
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$7.3
$9.9
$13.4
$13.6
$11.9
$32.0
2017
2018
2019
2020
2021
Goal

The company is trading at enterprise value less than 3x EV / Trailing 12-month Consolidated Adjusted EBITDA

SPAR

INVESTOR
QUESTIONS

Investor Contact:

Three Part Advisors, LLC

Sandy Martin or Phillip Kupper

214-616-2207 or 817-778-8339


UNLOCKING OUR POTENTIAL

Financial Information

Historical Revenue and Consolidated Adjusted EBITDA

SPAR

SPAR Group, Inc. (SGRP): Reconciliation from GAAP to Non-GAAP Measures

	Twelve Months Ended December 31,				
(in thousands)	**2021**	**2020**	**2019**	**2018**	**2017**
Consolidated Revenue	**255,698**	**230,517**	**252,876**	**229,191**	**181,381**
Net Income	**$2,000**	**$8,962**	**$5,833**	**$1,638**	**$1,177**
Depreciation and amortization	2,083	2,130	2,190	2,109	2,126
Interest expense	585	690	1,046	1,095	337
Income Tax expense	2,108	312	3,578	1,402	2,977
Other income	(509)	(242)	(266)	(406)	(401)
Consolidated EBITDA	**6,268**	**11,852**	**12,381**	**5,838**	**6,216**
Share based compensation	711	136	235	186	225
Legal costs / Settlements - non-recurring (1)	4,814	898	761	3,850	833
Board-related one off costs, e.g. retirement costs	0	700	0	0	0
Acquisition-related expenses	72	0	0	0	0
Consolidated Adjusted EBITDA	**$11,864**	**$13,586**	**$13,377**	**$9,873**	**$7,274**
Adjusted EBITDA attributable to non controlling interest	(4,908)	(5,614)	(4,894)	(4,407)	(2,567)
Adjusted EBITDA attributable to SPAR Group, Inc.	**$6,957**	**$7,972**	**$8,483**	**$5,467**	**$4,707**
Ratios:					
Net Income % of Consolidated Revenues	*0.8%*	*3.9%*	*2.3%*	*0.7%*	*0.6%*
Consolidated Adjusted EBITDA % of Consolidated Revenues	*4.6%*	*5.9%*	*5.3%*	*4.3%*	*4.0%*
Adjusted EBITDA attributable to SPAR % of Consolidated Revenues	*2.7%*	*3.5%*	*3.4%*	*2.4%*	*2.6%*

(1) 2021 charges primarily related to the majority stockholders change of control agreement.

Historical Revenue & Consolidated Adjusted Net Income

SPAR Group, Inc. (SGRP): Reconciliation from GAAP to Non-GAAP Measures

	Twelve Months Ended December 31,				
(in thousands)	2021	2020	2019	2018	2017
Net Income (Loss) attributable to SPAR Group Inc.	(1,779)	3,367	2,419	(1,551)	(923)
Add-back one-time impact (net of taxes) (1)	4,421	1,370	786	3,188	836
One-time deferred tax adjustments	-	(3,013)	-	-	-
Adjusted Net Income (Loss) attributable to SPAR Group, Inc.	2,642	1,724	3,205	1,637	(87)
Diluted earnings per share attributable to SPAR Group, Inc.	$ (0.08)	$ 0.16	$ 0.11	$ (0.07)	$ (0.04)
Add-back one-time impact (net of taxes) (1)	$ 0.21	$ 0.06	$ 0.04	$ 0.15	$ 0.04
One-time deferred tax adjustments		$ (0.14)	$ -	$ -	$ -
Adjusted Diluted earnings per share attributable to SPAR Group, Inc.	$ 0.12	$ 0.08	$ 0.15	$ 0.08	$ (0.00)

(1) 2021 after-tax, charges, and per share amounts, primarily related to the majority stockholders change of control agreement.

Historical Balance Sheet

SPAR Group, Inc. (SGRP) and Subsidiaries: Consolidated Balance Sheet

(in $ thousands) at December 31st	2021	2020	2019	2018	2017
Cash and cash equilavents	13,473	15,972	10,458	7,111	8,827
Accounts receiveable, net	54,171	46,914	49,299	46,142	35,964
Other current assets	4,382	3,631	2,404	1,879	2,031
Total Current Assets	**72,026**	**66,517**	**62,161**	**55,132**	**46,822**
Other assets	16,990	17,512	17,374	13,963	11,166
Total Assets	**89,016**	**84,029**	**79,535**	**69,095**	**57,988**
Accounts payable	8,943	7,859	9,186	8,668	7,341
Accrued expenses and other current liabilities	22,031	18,745	18,548	18,168	13,581
Due afflicates, customer incentives/deposits, current operating lease	8,190	6,972	8,088	5,265	4,465
Lines of credit and short term loans	11,042	9,329	8,932	10,414	6,939
Total Current Liabilities	**50,206**	**42,905**	**44,754**	**42,515**	**32,326**
Operating Leases, non current	762	1,502	2,120	0	0
Long-Term debt	700	1,000	1,300	1,806	107
Total Liabilities	**51,668**	**45,407**	**48,174**	**44,321**	**32,433**
Total SPAR Group, Inc. equity	19,751	22,159	18,955	16,298	19,650
Non-controlling interest	17,597	16,463	12,406	8,476	5,905
Total Equity	**37,348**	**38,622**	**31,361**	**24,774**	**25,555**
Total Liability and Equity	**89,016**	**84,029**	**79,535**	**69,095**	**57,988**

Proven management team has deep retail, services, international, transformation and M&A experience.

DOLLAR TREE | Walmart | macy's | Toys R Us | FAMILY DOLLAR | LOWE'S | PETSMART | SEARS | Cabela's | TESCO | TRACTOR SUPPLY CO | MATTRESS FIRM | KOMERI | Kingfisher



2021

Global Chief Executive Officer
Mike Matacunas

30+ Years of relevant experience
Services | Retail | International | Fortune 150

2020



Global Chief Financial Officer
Fay DeVriese

30+ Years of relevant experience
Services | International | CPA



Global Chief Operating Officer
Kori Belzer

30+ Years of SPAR experience
Services | International | M&A

2021



Global Chief Commercial Officer
Ron Lutz

35+ Years of relevant experience
Services | Retail | International | Business Dev.

2021



Global Chief Strategy & Growth Officer
William Linnane

25+ Years of relevant experience
Services | Retail | International | M&A

Investment Thesis

SPAR

1. Demonstrated significant growth opportunities in clients, within geographies and across countries
2. Deeply integrated resources and technology in more than 300 clients; a "blue chip" client base with long-term relationships
3. Changing instore experiences, expanding into micro—fulfillment services and building upon 25,000+ associates to capture greater share of a $30b+ addressable market.
4. Strong financial profile, recurring revenue and profits, global reach
5. A proven executive leadership team with a history of growth and shareholder value creation

SPAR is at the center of the transformation occurring in the retail and consumer goods industries